Exhibit 10.5

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of May 27, 2015 (this “Amendment”) by and among CONNOLLY CORPORATION, a Delaware corporation, as a borrower (the “Top Borrower”), IHEALTH TECHNOLOGIES, INC., a Delaware corporation, CONNOLLY INTERNATIONAL HOLDINGS, INC., a Delaware corporation and CONNOLLY, LLC, a Delaware limited liability company as borrowers (each, a “Borrower” and together with the Top Borrower, the “Borrowers”), CONNOLLY INTERMEDIATE, INC., a Delaware corporation (“Holdings”), certain subsidiaries of the Top Borrower, as Subsidiary Guarantors, the Lenders under the Credit Agreement immediately prior to the First Amendment Effective Date party hereto, each Consenting Lender (as defined below), the Replacement Lender (as defined below) and GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below), as amended by this Amendment.

RECITALS

WHEREAS, the Borrowers, Holdings, the several Lenders (as defined in the Credit Agreement) from time to time party thereto and the Administrative Agent, have entered into that certain First Lien Credit Agreement, dated as of May 14, 2014 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers, the undersigned Lenders (including the Replacement Lender) and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, each Term Lender under the Credit Agreement immediately prior to the First Amendment Effective Date (collectively, the “Existing Term Lenders”) that executes and delivers a consent to this Amendment in the form of the “Term Lender Consent” attached hereto as Annex I (a “Term Lender Consent”) and selects Option A thereunder (the “Continuing Term Lenders”) thereby agrees to the terms and conditions of this Amendment;

WHEREAS, each Existing Term Lender that executes and delivers a Term Lender Consent and selects Option B thereunder (the “Non-Continuing Term Lenders” and, together with the Continuing Term Lenders, the “Consenting Term Lenders”) thereby agrees to the terms and conditions of this Amendment and agrees that it shall execute, or shall be deemed to have executed, a counterpart of the Master Assignment and Assumption Agreement substantially in the form attached hereto as Annex II (a “Master Assignment”) and shall in accordance therewith sell all of its existing Term Loans as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Term Lender that fails to execute and return a Term Lender Consent by 12:00 p.m. (New York City time), on May 21, 2015 (the “Consent Deadline”) (each, a “Non-Consenting Term Lender”) shall, in accordance with Section 2.19(b) of the Credit Agreement, assign and delegate (or be deemed to assign and delegate), without recourse (in accordance with Section 9.05(b) of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term Loans to the Replacement Lender, which shall assume such obligations as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this

Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                               Amendments to Credit Agreement.  The Credit Agreement is, effective as of the First Amendment Effective Date (as defined below), and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 below, hereby amended as follows:

(a)                                 Definitions.  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of May 27, 2015 among the Borrowers, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means May 27, 2015.

(b)                                 Applicable Rate.  The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, (a) with respect to any Initial Term Loan, (i) at any time from and after the Closing Date, but before the First Amendment Effective Date, a percentage per annum equal to 3.00% for ABR Loans and 4.00% for LIBO Rate Loans and (ii) at any time from and after the First Amendment Effective Date, a percentage per annum equal to 2.50% for ABR Loans and 3.50% for LIBO Rate Loans and (b) with respect to any Initial Revolving Loan or Swingline Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” or “LIBO Rate Spread,” as the case may be, based upon the First Lien Leverage Ratio:

Revolving Loans

First Lien Leverage Ratio	ABR Spread for Revolving Loans	LIBO Rate Spread for Revolving Loans
Category 1
Greater than 4.00 to 1.00	2.25%	3.25%
Category 2
Less than or equal to 4.00 to 1.00 and greater than 3.50 to 1.00	2.00%	3.00%
Category 3
Less than or equal to 3.50 to 1.00	1.75%	2.75%

The Applicable Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the First Lien Leverage Ratio in accordance with the table above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” for any Initial Revolving Loan or Swingline Loan shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.  Following a Qualified IPO, (x) the percentages set forth in the table above shall automatically be further reduced by 0.25% per annum and (y) the Applicable Rate with respect to any Initial Term Loan shall be a percentage per annum equal to 2.25% for ABR Loans and 3.25% for LIBO Rate Loans, in each case, effective as of the beginning of the Fiscal Quarter in which the Qualified IPO is consummated.

SECTION 2.                                               Continuation of Existing Loans; Non-Consenting Lenders; Other Terms and Agreements.

(a)                                 Continuing Lenders.  Each Existing Term Lender selecting Option A on the Term Lender Consent hereby consents and agrees to this Amendment.

(b)                                 Non-Continuing Term Lenders.  Each Existing Term Lender selecting Option B on the Term Lender Consent hereto hereby consents and agrees (subject to the effectiveness of the assignment referred to in the following clause (ii)) to (i) this Amendment and (ii) sell the entire principal amount of its existing Term Loans via an assignment on the First Amendment Effective Date pursuant to the Master Assignment.  By executing a Term Lender Consent and selecting Option B, each Non-Continuing Term Lender shall be deemed to have executed a counterpart to the Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in the immediately preceding sentence.

(c)                                  Non-Consenting Term Lenders.  The Top Borrower hereby gives notice to each Non-Consenting Term Lender that, upon receipt of Lender Consents from Lenders holding more than 50% of the aggregate outstanding principal amount of the Initial Term Loans immediately prior to the First Amendment Effective Date, if such Non-Consenting Term Lender has not executed and delivered a Term Lender Consent on or prior to the Consent Deadline, such Non-Consenting Term Lender shall, pursuant to Section 2.19(b) of the Credit Agreement, execute or be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell its Existing Terms Loans as specified in the Master Assignment.  Pursuant to the Master Assignment, each Non-Consenting Term Lender shall sell and assign the entire outstanding principal amount of its Existing Term Loans as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the First Amendment Effective Date, to Goldman Sachs Bank USA, as assignee (in such capacity the “Replacement Lender”) under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender.  The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Term Loans at the time of such assignment.

SECTION 3.                                               Conditions of Effectiveness. The effectiveness of this Amendment (including the amendments contained in Section 1 and agreements contained in Section 2) are subject to the satisfaction (or waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)                                 This Amendment shall have been duly executed by the Borrowers, Holdings, the Subsidiary Guarantors and the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Administrative Agent, and the Lenders under the Credit Agreement consisting of Lenders holding more than 50% of the aggregate outstanding principal amount of the Initial Term Loans immediately prior to the First Amendment Effective Date.

(b)                                 [Reserved];

(c)                                  The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Top Borrower as to the matters set forth in paragraphs (f) and (g) of this Section 3;

(d)                                 The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that either (x) (i) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization and that such certificate or articles of incorporation, formation or organization of such Loan Party attached thereto have not been amended, repealed, modified or restated (except as attached thereto) since the date reflected thereon or (ii)  the certificate or articles of incorporation, formation or organization of such Loan Party delivered on the Closing Date to the Administrative Agent have not been amended, repealed, modified or restated and are in full force and effect, (y) (i) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Closing Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect or (ii) the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto delivered on the Closing Date have not been amended, repealed, modified or restated and are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Amendment and any related Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign this Amendment or any of such other Loan Documents to which such Loan Party is a party on the Closing Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from the relevant authority of its jurisdiction of organization.

(e)                                  The Administrative Agent shall have received a certificate as of a recent date of the good standing of each of the Loan Parties under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction;

(f)                                   No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(g)                                  The representations and warranties of the Borrowers and each of the Guarantors set forth in Section 4 of this Amendment are true and correct;

(h)                                 All fees and expenses required to be paid hereunder or pursuant to any fee letter among the Top Borrower and any Repricing Arranger (as defined below) and that certain engagement letter dated as of May 14, 2015 (the “Engagement Letter”), by and among the Top Borrower and the Repricing Arrangers shall have been paid in full in cash or will be paid in full in cash on the First Amendment Effective Date, including, without limitation, all reasonable and documented out-of-pocket expenses incurred by the Repricing Arrangers, the Administrative Agent and their respective Affiliates in connection with the execution and delivery of this Amendment.

(i)                                     The Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section 2 above and all conditions to the consummation of the assignments in accordance with Section 2 above shall have been satisfied and such assignments shall have been consummated.

(j)                                    The Borrowers shall have, substantially concurrently with the effectiveness of this Amendment, paid to each Non-Consenting Term Lender all accrued interest, fees and other amounts payable to such Non-Consenting Term Lender under any Loan Document with respect to the Term Loans assigned by such Non-Consenting Term Lender under Section 2(c) above (other than principal and all other amounts paid to such Non-Consenting Term Lender under Section 2 above), if any, then due and owing to such Non-Consenting Term Lender under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this Amendment).

SECTION 4.                                               Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

(a)                                 This Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes, and the Credit Agreement, as amended by this Amendment constitutes, its legal, valid and binding obligation, enforceable against each such Loan Party in accordance with its terms, subject to the Legal Representations;

(b)                                 The representations and warranties of Holdings, the Borrowers and the Subsidiary Guarantors set forth in Article 3 of the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (immediately after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date or specified period, in which case they shall be true and correct in all material respects as of such earlier date or for such specified period; and

(c)                                  After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 5.                                               Top Borrower’s Consent. For purposes of Section 9.05 of the Credit Agreement, the Top Borrower hereby consents to any assignee of the Replacement Lender (in each case otherwise being an Eligible Assignee) becoming a Term Lender in connection with the syndication of the Term Loans acquired by the Replacement Lender pursuant to Section 2 hereof, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Top Borrower prior to the First Amendment Effective Date.

SECTION 6.                                               Effects on Loan Documents.                 Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.  Holdings, the Borrowers and each of the Subsidiary Guarantors acknowledges and agrees that, on and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.  On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and this Amendment and the Credit Agreement as amended by this Amendment shall be read together and construed as a single instrument.  Nothing herein shall be deemed to entitle Holdings, the Borrowers nor the Subsidiary Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Amendment or any other Loan Document in similar or different circumstances.

SECTION 7.                                               Indemnification.  The Borrowers hereby confirm that the indemnification provisions set forth in Section 9.03 of the Credit Agreement as amended by this Amendment shall apply to this Amendment and the transactions contemplated hereby.

SECTION 8.                                               Repricing Arrangers.  The Borrowers and the Lenders party hereto agree that GS, Royal Bank of Canada, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., each in its capacity as arranger with respect to this Amendment (the “Repricing Arrangers”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Credit Agreement as amended by this Amendment and (b) except as otherwise agreed to in writing by the Top Borrower and each such Repricing Arranger, each Repricing Arranger shall have no duties, responsibilities or liabilities with respect to this Amendment, the Credit Agreement as amended by this Amendment or any other Loan Document (other than, for the avoidance of doubt, any duties, responsibilities or liabilities set forth in this Amendment, the Credit Agreement or the Engagement Letter).

SECTION 9.                                               Amendments; Execution in Counterparts; Severability.

(a)                                 This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, each Borrower, each of the Subsidiary Guarantors, the Lenders party hereto and the Administrative Agent; and

(b)                                 To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 10.                                        Reaffirmation.  Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to any Loan Guaranty, (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement and any other Collateral Document shall remain, in full force and effect after giving effect to the Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on the Term Loans under the Credit Agreement as amended by this Amendment.  Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

SECTION 11.                                        Administrative Agent.  The Borrowers acknowledge and agree that GS, in its capacity as administrative agent under the Credit Agreement, will serve as Administrative Agent under the Credit Agreement as amended by this Amendment.

SECTION 12.                                        Governing Law; Waiver of Jury Trial; Jurisdiction.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR

OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 13.                                        Headings.  Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 14.                                        Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Top Borrower:

CONNOLLY CORPORATION

By:	/s/ Steve Senneff
Name: Steve Senneff
Title: Chief Financial Officer and Treasurer

Borrowers:

IHEALTH TECHNOLOGIES, INC.
CONNOLLY INTERNATIONAL HOLDINGS, INC.
CONNOLLY, LLC

By:	/s/ Steve Senneff
Name: Steve Senneff
Title: Chief Financial Officer and Treasurer

[Signature Page to Agreement]

Holdings:

CONNOLLY INTERMEDIATE, INC.

By:	/s/ Steve Senneff
Name: Steve Senneff
Title: Chief Financial Officer and Treasurer

[Signature Page to Agreement]

Subsidiary Guarantors:

CONNOLLY DOMESTIC HOLDINGS, INC.
IHT HOLDINGS, LLC
IHT IP, LLC
IHT CLINICAL SERVICES, LLC
CARE MANAGEMENT INTERNATIONAL, INC.
IHT SERVICES, LLC
IHT GOVERNMENT SERVICES, LLC
TEXAS POLICY MANAGEMENT, LLC
INPATIENT CLAIMS REVIEW SERVICES, LLC
IHT PROFESSIONAL SERVICES, LLC
ECOM PPO ADVISORS, LLC
ECOM CLAIMS SERVICES, LLC

By:	/s/ Steve Senneff
	Name:	Steve Senneff
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Amendment]

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Anisha Malhotra
	Name:	Anisha Malhotra
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as Replacement Lender

By:	/s/ Anisha Malhotra
	Name:	Anisha Malhotra
	Title:	Authorized Signatory

[Signature Page to Amendment]

ANNEX I

TERM LENDER CONSENT TO

AMENDMENT TO CREDIT AGREEMENT

[NAME OF TERM LENDER], as a Term Lender

By
Name:
Title:

[[For Term Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LENDERS:

The above-named Term Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS:☐ Consent and agree to this Amendment and continue as a Term Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B — CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to the Master Assignment.

ANNEX II

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

FOR CONNOLLY CORPORATION.
CREDIT AGREEMENT

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in Section 1 below (each, an “Assignor”) and Goldman Sachs Bank USA (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the First Lien Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with the Standard Terms and Conditions and the First Lien Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Term Lender under the First Lien Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Initial Term Loans identified opposite such Assignor’s name in the table set out in Section 6 below under the caption “Aggregate Amount of Initial Term Loans held immediately prior to the First Amendment Effective Date” and (ii) to the extent permitted to be assigned under applicable Requirements of Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Term Lender) against any Person, whether known or unknown, arising under or in connection with the First Lien Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Upon the assignment by each Assignor of all of such Assignor’s rights and obligations under the First Lien Credit Agreement immediately prior to the First Amendment Effective Date pursuant to this Assignment and Assumption, such Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 of the First Lien Credit Agreement with respect to facts and circumstances occurring on or prior to the Effective Date and subject to its obligations hereunder and under Section 9.13 of the First Lien Credit Agreement.  Such sale and assignment is (i) subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 9.05(b)(v) of the First Lien Credit Agreement, (ii) without recourse to the applicable Assignor and (iii) except as expressly provided in this Assignment and Assumption, without representation or warranty by the applicable Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Amendment to Credit Agreement dated as of May 27, 2015 (the “Amendment”), by and among the Borrowers, Holdings, certain subsidiaries of the Top Borrower, the Required Lenders, the Replacement Lender and the Consenting Lenders referred to therein, the Administrative Agent, it shall be deemed to have consented and agreed to the Amendment.

A-II-1

1.                                      Assignor:                                              Each person identified in the column entitled “Assignor” in the table set out in Section 6 below.

2.                                      Assignee:                                             Goldman Sachs Bank USA

3.                                      Borrowers:  (i) Connolly Corporation, (ii) iHealth Technologies, Inc., (iii) Connolly International Holdings, Inc., and (iv) Connolly, LLC.

4.                                      Administrative Agent:  Goldman Sachs Bank USA, as administrative agent under the First Lien Credit Agreement

5.                                      First Lien Credit Agreement:  That certain First Lien Credit Agreement dated as of May 14, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “First Lien Credit Agreement”), by and among, inter alios, Connolly Intermediate, Inc., a Delaware Corporation, as Holdings, Connolly Parent, Inc. which was merged with and into Connolly Corporation, a Delaware corporation, as the Top Borrower, and the other Borrowers party thereto, the Lenders from time to time party thereto, Goldman Sachs Bank USA, in its capacities as the swingline lender and as administrative agent and collateral agent for the Lenders and Royal Bank of Canada as the issuing bank.

6.                                      Assigned Interest(1):

ASSIGNOR	Aggregate Amount of Initial Term Loans held immediately prior to the First Amendment Effective Date	Aggregate Amount of Initial Term Loans held immediately following to the First Amendment Effective Date	CUSIP Number
	$	$—
	$	$—

Effective Date:  May 27, 2015

7.                                      THE PARTIES HERETO ACKNOWLEDGE THAT ANY ASSIGNMENT TO ANY DISQUALIFIED INSTITUTION WITHOUT OBTAINING THE REQUIRED CONSENT OF THE TOP BORROWER OR, TO THE EXTENT THE TOP BORROWER’S CONSENT IS REQUIRED UNDER SECTION 9.05 OF THE FIRST LIEN CREDIT AGREEMENT, TO ANY OTHER PERSON, SHALL BE NULL AND VOID, AND, IN THE EVENT OF ANY SUCH ASSIGNMENT (AND ANY ASSIGNMENT TO ANY AFFILIATE OF ANY DISQUALIFIED INSTITUTION (OTHER THAN A BONA FIDE DEBT FUND)), ANY BORROWER SHALL BE ENTITLED TO PURSUE THE REMEDIES DESCRIBED IN SECTION 9.05 OF THE FIRST LIEN CREDIT AGREEMENT.

[Signature Page Follows]

(1)                                 Additional pages shall be attached hereto at the discretion of the Administrative Agent, to the extent deemed necessary or advisable by the Administrative Agent to reflect calculation of amounts and percentages of assignments.

A-II-2

The terms set forth in this Assignment and Assumption are hereby agreed to:

☐            ASSIGNEE HAS EXAMINED THE LIST OF DISQUALIFIED INSTITUTIONS AND (I) REPRESENTS AND WARRANTS THAT (A) IT IS NOT IDENTIFIED ON SUCH LIST AND (B) IT IS NOT AN AFFILIATE OF ANY INSTITUTION IDENTIFIED ON SUCH LIST AND (II) ACKNOWLEDGES THAT ANY ASSIGNMENT MADE TO AN AFFILIATE OF A DISQUALIFIED INSTITUTION (OTHER THAN A BONA FIDE DEBT FUND) SHALL BE SUBJECT TO SECTION 9.05 OF THE FIRST LIEN CREDIT AGREEMENT.

ASSIGNEE
GOLDMAN SACHS BANK USA

By:
Name:
Title:

Consented to and Accepted:

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Consented to:

CONNOLLY CORPORATION,
as the Top Borrower

By:
Name:
Title:

A-II-3

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.                                      Representations and Warranties.

1.1                               Assignor.  Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the First Lien Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto (other than this Assignment and Assumption) or any collateral thereunder, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Top Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Top Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2                               Assignee.  The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the First Lien Credit Agreement, (ii) it satisfies the requirements, if any, specified in the First Lien Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the First Lien Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder and (iv) it has received a copy of the First Lien Credit Agreement and the Intercreditor Agreement, together with copies of the most recent financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution and (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the First Lien Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the First Lien Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                                      Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

ANNEX II-1

3.                                      General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.

ANNEX II-2